UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024 (December 2, 2024)

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265 -3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06	Material Impairments

General Motors Company (the “Company”, “we” or “our”) owns an equity interest in SAIC General Motors Corporation Limited (“SGM”), a 50-50 joint venture with SAIC Motor Corp., Ltd. (“SAIC”), and an equity interest in SAIC-GMAC Automotive Finance Company Limited (“SAIC-GMAC”). SGM conducts automotive operations in China through various other joint ventures with GM (together with SGM and SAIC-GMAC, the “China JVs”). On December 2, 2024, the Audit Committee of the Board of Directors of the Company concluded a material impairment of the Company’s interest in SGM was required based on a determination that a material loss in value of our investments in certain of the China JVs is other than temporary in light of the finalization of a new business forecast and certain restructuring actions that SGM is finalizing that are expected to be taken to address market challenges and competitive conditions. The Company is in the process of assessing the impact of SGM’s planned restructuring actions and recent efforts to stabilize market share and focus on profitability, and expects to (i) record an other than temporary impairment of our equity interest in the China JVs in the range of $2.6–2.9 billion in the three months ending December 31, 2024, and (ii) recognize additional equity losses of approximately $2.7 billion resulting from the implementation of SGM’s restructuring plan, which include impairment charges to be recognized by the China JVs related to plant closures and portfolio optimization, the majority of which we expect to record in the three months ending December 31, 2024. The charges are expected to be non-cash in nature and treated as special for EBIT-adjusted purposes.

Cautionary Note on Forward-Looking Statements

This 8-K, the document incorporated herein by reference, and related comments by management, may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent our current judgment about possible future events and are often identified by words like “aim,” “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions. In making these statements, we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of important factors, many of which are beyond our control. These factors, which may be revised or supplemented in subsequent reports we file with the SEC, include, among others, the following: (1) our ability to deliver new products, services, technologies and customer experiences; (2) our ability to timely fund and introduce new and improved vehicle models; (3) our ability to profitably deliver a broad portfolio of electric vehicles (EVs); (4) the success of our current line of internal combustion engine vehicles; (5) our highly competitive industry; (6) the unique technological, operational, regulatory and competitive risks related to the timing and commercialization of autonomous vehicles (AVs), including the various regulatory approvals and permits required for operating driverless AVs in multiple markets; (7) risks associated with climate change; (8) global automobile market sales volume; (9) inflationary pressures, persistently high prices, uncertain availability of raw materials and commodities, and instability in logistics and related costs; (10) our business in China, which is subject to unique operational, competitive, regulatory and economic risks; (11) the success of our ongoing strategic business relationships and of our joint ventures; (12) the international scale and footprint of our operations, which exposes us to a variety of unique political, economic, competitive and regulatory risks; (13) any significant disruption at any of our manufacturing facilities; (14) the ability of our suppliers to deliver parts, systems and components without disruption and at such times to allow us to meet production schedules; (15) pandemics, epidemics, disease outbreaks and other public health crises; (16) the possibility that competitors may independently develop products and services similar to ours, or that our intellectual property rights are not sufficient to prevent competitors from developing or selling those products or services; (17) our ability to manage risks related to security breaches and other disruptions to our information technology systems and networked products; (18) our ability to comply with increasingly complex, restrictive and punitive regulations relating to our enterprise data practices; (19) our ability to comply with extensive laws, regulations and policies applicable to our operations and products, including those relating to fuel economy, emissions and AVs; (20) costs and risks associated with litigation and government investigations; (21) the costs and effect on our reputation of product safety recalls and alleged defects in products and services; (22) any additional tax expense or exposure or failure to fully realize available tax incentives; (23) our continued ability to develop captive financing capability through General Motors Financial Company, Inc.; (24) any significant increase in our pension funding requirement; (25) changes in our strategic plans and accounting, including with respect to SAIC; (26) the possibility that charges and expenses will differ from our expectations; and (27) the possibility that our planned actions will not have the impacts we expect or intend. A further list and description of these risks, uncertainties and other factors can be found in our most recent Annual Report on Form 10-K and our subsequent filings with the SEC. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except where we are expressly required to do so by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

	By:	/s/ Christopher T. Hatto
Date: December 4, 2024		Christopher T. Hatto Vice President and Chief Accounting Officer